UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 11, 2016
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PROTHENA CORPORATION PUBLIC LIMITED COMPANY
(Exact Name of Registrant as Specified in its Charter)
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Ireland	001-35676	98-1111119
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Adelphi Plaza Upper George’s Street, Dún Laoghaire Co. Dublin, A96 T927 Ireland
(Address of principal executive offices including Zip Code)
Registrant’s telephone number, including area code: 011-353-1-236-2500
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Termination of Material Definitive Agreement.

On July 5, 2016, Prothena Biosciences Inc (“PBI”), a wholly owned subsidiary of Prothena Corporation plc (the “Company”), entered into an Agreement to Assign Lease (the “Assignment Agreement”) with Merck Sharp & Dohme Corp. (“Merck”), a wholly owned subsidiary of Merck & Co., Inc., pursuant to which PBI agreed to assign to Merck, and Merck agreed to assume from PBI, all of PBI’s right, title and interest as tenant in that certain Lease Agreement, dated as of March 18, 2010 (the “Original Lease”), between ARE-San Francisco No. 33, LLC, as landlord (the “Landlord”), and Elan Pharmaceuticals, Inc., as tenant, as amended by that certain letter agreement, dated as of March 18, 2010 (the “Letter Agreement”), as amended by that certain First Amendment to Lease, dated as of November 18, 2011 (the “First Amendment”), as amended by that certain Second Amendment to Lease, dated as of June 1, 2012 (the “Second Amendment”), as amended by that certain Third Amendment to Lease, dated as of October 3, 2012 (the “Third Amendment”), as assigned to PBI under that certain Assignment of Tenant’s Interest in Lease and Assumption of Lease Obligations, dated as of December 2, 2012, and amended by that certain Fourth Amendment to Lease, dated as of November 30, 2013 (the “Fourth Amendment”), all pursuant to which PBI leases as tenant the building known as 650 Gateway Boulevard, South San Francisco, California (the “Premises”) as described therein. The Original Lease, as amended by the Letter Agreement, the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment, is referred to herein as the “Lease”.
On July 11, 2016, PBI, Merck and the Landlord entered into a Consent to Assignment and Amendment to Lease (the “Consent”), effective as of July 5, 2016, pursuant to which the Landlord consented to the Assignment Agreement and the assignment by PBI and the assumption by Merck of PBI’s interest as tenant in the Lease contemplated thereby (the “Assignment”), and agreed to release (a) PBI from all of its obligations as tenant under the Lease and (b) the Company from all of its obligations as guarantor under that certain Guaranty of Lease dated as of December 21, 2012, in each case that accrue after the Assignment.
Under the Assignment Agreement, Merck will pay to PBI the amount of $500,000 as consideration for the assignment of PBI’s interest as tenant in the Lease and the amount of $100,000 as consideration for PBI’s transfer to Merck of certain furniture, fixtures and equipment located at the Premises.
Under the Assignment Agreement, the Assignment will occur five (5) business days after the date when PBI provides written notice to Merck that PBI has vacated and decommissioned the Premises and certain other customary conditions are satisfied. PBI intends to vacate the Premises when it completes certain tenant improvements at the building known as 331 Oyster Point Boulevard, South San Francisco, California, pursuant to a sublease disclosed on the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 1, 2016.
The Assignment Agreement may be terminated by either party if the Assignment does not occur by April 30, 2017, although Merck may extend such date for an additional six (6) months upon written notice to PBI. The Assignment Agreement will terminate on October 30, 2017 if the Assignment has not occurred on or before that date.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 12, 2016	PROTHENA CORPORATION PLC

		By:	/s/ Tran B. Nguyen
		Name:	Tran B. Nguyen
		Title:	Chief Financial Officer